SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

DAVE & BUSTER’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-35664 (Commission File Number)	35-2382255 (IRS Employer Identification Number)

2481 Manana Drive

Dallas TX 75220

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 357-9588

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 par value	PLAY	NASDAQ Stock Market LLC

Item 2.02. Results of Operations and Financial Condition.

The information contained in Item 2.02 of this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

On June 11, 2019, Dave & Buster’s Entertainment, Inc. (the “Company”) issued a press release announcing its first quarter 2019 results. A copy of this Press Release is attached hereto as Exhibit 99.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on June 13, 2019, the following matters were submitted to the vote of the shareholders, with the results of voting on each such matter as set forth below.

Proposal 1

Each of the registrant’s nominees was elected a director to hold office until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified.

Name	Number of Shares Voted
	For	Against	Abstain	Broker Non-Vote
Victor L. Crawford	32,828,410	4,506	2,690	1,488,827
Hamish A. Dodds	32,828,333	4,625	2,648	1,488,827
Michael J. Griffith	32,729,779	103,139	2,688	1,488,827
Jonathan S. Halkyard	32,525,603	307,301	2,702	1,488,827
Brian A. Jenkins	32,818,759	14,248	2,599	1,488,827
Stephen M. King	32,768,406	64,610	2,590	1,488,827
Patricia H. Mueller	32,827,140	5,970	2,496	1,488,827
Kevin M. Sheehan	32,701,783	131,198	2,625	1,488,827
Jennifer Storms	32,827,451	5,701	2,454	1,488,827

Proposal 2

The proposal to ratify the appointment of KPMG LLP as Independent Registered Public Accounting Firm for the fiscal year ending February 2, 2020, was approved. The results were as follows:

For	Against	Abstain
33,918,063	399,817	6,553

Proposal 3

The proposal on the Registrant’s executive compensation was approved. The results were as follows:

For	Against	Abstain	Broker Non-Vote
31,742,867	762,466	330,273	1,488,827

Section 7 Regulation FD

Item 7.01.  Regulation FD Disclosure.

On June 13, 2019, the Board of Directors of the Company declared a quarterly dividend of $0.15 per share on the common stock of the Company. The dividend will be payable on July 10, 2019 to shareholders of record as of June 25, 2019.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Press release dated June 11, 2019.

99.2	Press release dated June 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S ENTERTAINMENT, INC.

Date: June 13, 2019	By:	/s/ Robert W. Edmund
Robert W. Edmund
General Counsel, Secretary and
Senior Vice President of Human Resources